Exhibit 99.1

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Data Software Platform Semantix to Become Publicly

Traded on Nasdaq via SPAC Merger with Alpha Capital

Alpha Capital is the first Latin American-focused technology SPAC to merge with a target company

Latin America’s first fully integrated data software platform is expected to have a market capitalization of approximately $1 billion

Semantix expects to have a net revenue compound annual growth rate of 57% between 2019 and 2023, and increase its current customer base of 300 companies in over 15 countries

NEW YORK, NY - November 17, 2021 - Semantix, Latin America’s first fully integrated data software platform, announced today that it has entered into a definitive agreement to merge with Alpha Capital (Nasdaq: ASPC), a special purpose acquisition company (“SPAC”) focused on technology. The announcement marks the first time a Latin American-focused technology SPAC has merged with a target company.

Semantix will have an implied equity value of approximately $1 billion, assuming a $10.00 per share price and no trust redemptions, and is expected to trade on the Nasdaq Capital Market (“Nasdaq”) under the ticker symbol STIX. In connection with the transaction, institutional investors have committed approximately $94 million in subscriptions to a private placement in public equity (“PIPE”), which is expected to be funded at the merger’s closing. Innova Capital, one of Alpha Capital’s largest existing investors, has committed not to redeem $23 million of Alpha Capital’s publicly traded Class A ordinary shares. Together with the current PIPE commitments, this represents sufficient capital to satisfy the minimum cash condition to complete the transaction. The merger is expected to close in the first half of 2022, subject to shareholder approvals and other customary closing conditions.

Semantix’s current management team will continue to oversee the business and use the transaction’s proceeds to grow its share of the $89 billion addressable market opportunity in data software, storage and integration. It targets its services to a range of companies in industrial, finance, retail, telecommunications, healthcare and other sectors, from small businesses to large enterprises.

Founded in 2010 by CEO Leonardo Santos, Semantix expects to earn nearly $73 million in 2022 from more than 300 customers in over 15 countries. Headquartered in Sao Paulo, Brazil, Semantix’s customers already include all of that country’s top finance companies and nationwide telecommunications service providers. In addition, a global automaker relies on Semantix artificial intelligence and analytics services to monitor potential production disruptions and identify the problem’s source. A global electronics company also uses Semantix’s software for full data integration and optimization of its e-commerce ecosystem in Latin America. Similarly, a global financial institution uses Semantix artificial intelligence models to support its payments and anti-fraud systems, and enhance credit risk management tools.

“Businesses need Semantix’s frictionless, end-to-end platform to capitalize on the power of data, and technologies like artificial intelligence that are transforming industries globally,” said Leonardo Santos, the company’s founder and CEO.

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“Leonardo and his team have made Semantix a leader atop more than 20,000 technology companies in Latin America, and we believe it can become a global force,” said Alec Oxenford, Alpha Capital’s Chief Executive Officer and Chairman. “Both Alpha Capital’s sponsors and PIPE investors recognize this opportunity and the potential for exponential growth.”

“We founded Alpha Capital to give some of Latin America’s best entrepreneurs new access to late-stage capital so they can unlock the full potential in their ideas, accelerate growth and become a global player,” added Alpha Capital’s President and Director, Rafael Steinhauser.

“This deal puts Semantix in an even stronger position to scale internationally by leveraging its profitability and Latin American foothold,” said Veronica Allende Serra, Innova Capital’s Founding Partner.

Alpha Capital raised $230 million in its February 2021 initial public offering on Nasdaq, with the goal of combining its business with a Latin American-focused technology company. Its sponsors are Oxenford, Steinhauser, Innova Capital, FJ Labs and Dr. Irwin Jacobs.

Transaction Overview

The combined company will have a pro forma enterprise value of $693 million, assuming a $10.00 per share price and no shareholder redemptions. The transaction is funded with $324 million, including $230 million from the Alpha Capital trust (assuming no redemptions). A $94 million PIPE has already been committed by top institutional investors and existing Semantix shareholders, including Inovabra Ventures (a fully owned subsidiary of Bradesco, one of Brazil’s leading financial institutions), Crescera, FJ Labs, Oxenford, Steinhauser and others. Innova Capital, one of Alpha Capital’s largest existing shareholders, has also committed not to redeem $23 million of Alpha Capital’s publicly traded shares. The approximately $117 million of committed capital will satisfy, when funded at closing, the minimum cash of $85 million required in the definitive merger agreement. Semantix expects to receive the $324 million in primary proceeds, with $309 million cash available on its post-business combination balance sheet (post transaction expenses), assuming no redemptions.

Assuming no redemptions, ownership structure following the transaction is expected to be 62.5% existing Semantix shareholders, 9.4% PIPE investors, 23.2% Alpha Capital shareholders, and 4.9% Alpha Capital sponsors. Current Semantix management will also participate in an earnout based on future share price performance.

The transaction, which has been approved by the boards of directors of Semantix and Alpha Capital, is expected to close by the second quarter of 2022.

Investor Presentation

More information, including an investor presentation, is accessible in the investor sections of semantix.com.br and alpha-capital.io. Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K that will contain an investor presentation to be filed by Alpha Capital with the Securities and Exchange Commission and available at www.sec.gov. Additional information about the proposed business combination can be found at alpha-capital.io.

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Advisors

Credit Suisse is serving as exclusive financial advisor to Semantix, with Skadden, Arps, Slate, Meagher & Flom LLP acting as legal advisor, and Pinheiro Neto Advogados as legal advisor on Brazilian matters to Semantix.

Citibank is serving as capital markets advisor to Alpha Capital. Davis Polk & Wardwell LLP is serving as legal advisor to Alpha Capital, and Mattos Filho as legal advisor on Brazilian matters.

About Semantix

Semantix is Latin America’s first fully integrated data software platform, with expected 2022 revenue of nearly $73 million. More than 300 clients in over 15 countries use Semantix software and services. The company was founded in 2010 by CEO Leonardo Santos. For more information, visit semantix.com.br.

About Alpha Capital Acquisition Company

Alpha Capital (Nasdaq: ASPC) is a special purpose acquisition company (“SPAC”) that has planned to combine its business with a Latin American-focused technology company since its $230 million initial public offering on Nasdaq in February 2021. The firm’s founders and sponsors are Alec Oxenford, CEO and Chairman, and Rafael Steinhauser, President and Director. The company’s co-sponsors include Innova Capital, FJ Labs and Dr. Irwin Jacobs. For more information, visit alpha-capital.io.

About Innova Capital

Founded in 2010 by Veronica Allende Serra, Innova is a reference in Private Equity and Growth equity capital investments, focused on innovation and based out of São Paulo. It acts globally, having already invested, in addition to Latin America, in companies based in the U.S., Europe and, more recently, in Asia. Innova manages long term capital for its partners and leading family offices across the globe. For more information visit innovacapital.com.br.

About Inovabra Ventures

Inovabra Ventures (Semantix’s investor since 2017) is the Corporate Venture Capital Fund of Bradesco, one of the largest financial groups in Brazil. For more information, visit inovabra.com.br/subhomes/ventures

About Crescera Capital

Founded in 2008, Crescera Capital (Semantix’s investor since 2019) is an independent asset management firm focused on Private Equity and Venture Capital. Crescera invests mainly in education, healthcare, technology and consumer goods and services. For more information, visit www.crescera.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995.

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Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the transaction and expectations related to the terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Semantix’s and Alpha Capital’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Semantix and Alpha Capital. These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed in Alpha Capital’s final prospectus that forms a part of Alpha Capital’s Registration Statement on Form S-1 (Reg No. 333-252596), filed with the SEC pursuant to Rule 424(b)(4) on February 18, 2021 (the “Prospectus”) under the heading “Risk Factors,” and other documents of Alpha Capital filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Alpha Capital nor Semantix presently know or that Alpha Capital nor Semantix currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Alpha Capital’s and Semantix’s expectations, plans or forecasts of future events and views as of the date of this press release. Alpha Capital and Semantix anticipate that subsequent events and developments will cause Alpha Capital’s or Semantix’s assessments to change. However, while Alpha Capital and Semantix may elect to update these forward-looking statements at some point in the future, Alpha Capital and Semantix specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Alpha Capital’s or Semantix’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where to Find It

The proposed business combination will be submitted to the shareholders of Alpha Capital for their consideration. Alpha Capital intends to file a registration statement on Form F-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to Alpha Capital’s shareholders in connection with Alpha Capital’s solicitation for proxies for the vote by Alpha Capital’s shareholders in connection with the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, Alpha Capital will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. Alpha Capital’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Alpha Capital’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transaction, because these documents will contain important information about Alpha Capital, Semantix and the proposed business combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Alpha Capital, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 1230 Avenue of the Americas, Fl. 16, New York, New York 10020.

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INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Alpha Capital, Semantix and certain of their respective directors, executive officers and other members of management, employees and consultants may, under SEC rules, be deemed to be participants in the solicitations of proxies from Alpha Capital’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Alpha Capital’s shareholders in connection with the proposed business combination will be set forth in Alpha Capital’s proxy statement / prospectus when it is filed with the SEC. You can find more information about Alpha Capital’s directors and executive officers in the Prospectus. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

This release relates to a potential financing through a private placement of common stock of a newly formed holding company to be issued in connection with the transaction. This press release shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended.

Press Contact

Jonathan Lowe Advisor

Press@alpha-capital.io

Investor Contact

Rahim Lakhani

Chief Financial Officer

rahim@alpha-capital.io

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